SCUDDER
                                                                INVESTMENTS (SM)
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Scudder Global Bond Fund

Supplement to Prospectus Dated March 1, 2000

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The following information replaces the first paragraph of the current disclosure for Scudder Global Bond Fund in the"Investment Approach" section on page 2 of the prospectus:

The fund seeks total return, with an emphasis on current income; capital appreciation is a secondary goal. It does this by investing at least 65% of total assets in high grade bonds of issuers from around the world, including the United States. The fund can buy many types of income-producing securities, among them U.S. and foreign government bonds, corporate bonds and mortgage- and asset-backed securities.

The following information replaces two paragraphs of current disclosure in the "Investment Approach -- Credit Quality Policies" section on page 2 of the prospectus:

This fund normally invests at least 65% of total assets in intermediate- and long-term bonds of the top three grades of credit quality, and at least 15% of total assets in dollar-denominated securities. The fund could put up to 15% of net assets in junk bonds as low as the fifth credit grade (i.e., grade BB/Ba). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.










February 16, 2001